UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2024

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 25, 2024, Brown-Forman Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters submitted to a vote of the Company's Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Proposal 1: Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified, by the following voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Campbell P. Brown	156,653,071	2,149,066	18,652	4,707,317
Elizabeth M. Brown	157,019,581	1,781,912	19,296	4,707,317
Mark A. Clouse	158,008,367	790,076	22,346	4,707,317
Marshall B. Farrer	156,962,221	1,831,462	27,106	4,707,317
W. Austin Musselman, Jr.	157,310,545	1,476,482	33,762	4,707,317
Michael J. Roney	155,491,468	3,308,785	20,536	4,707,317
Jan E. Singer	158,066,852	721,995	31,942	4,707,317
Tracy L. Skeans	156,290,143	2,513,065	17,581	4,707,317
Elizabeth A. Smith	158,292,050	509,898	18,841	4,707,317
Michael A. Todman	157,284,337	1,513,378	23,074	4,707,317
Lawson E. Whiting	158,244,798	553,663	22,328	4,707,317

Proposal 2: Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2025

The Company's Class A common stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2025, by the following voting results:

For	Against	Abstain	Broker Non-Votes
163,070,660	432,331	25,115	N/A

Item 7.01. Regulation FD Disclosure.

On July 25, 2024, the Company issued a press release announcing the voting results of the Annual Meeting and the approval by the Board of Directors of the Company’s regular quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 25, 2024	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Executive Vice President, General Counsel and Corporate Secretary